                                 SCHEDULE 14A
                                (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement              / / Confidential, for Use of the
/X/ Definitive Proxy Statement                   Commission Only (as permitted
/ / Definitive Additional Materials              by Rule 14a-6(e)(2))
/ / Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12

                      MISSISSIPPI VALLEY BANCSHARES, INC.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

    /X/ No fee required.

    / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

    (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

--------------------------------------------------------------------------------

    (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

--------------------------------------------------------------------------------

    (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

--------------------------------------------------------------------------------

    (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

--------------------------------------------------------------------------------

    (5) TOTAL FEE PAID:

--------------------------------------------------------------------------------

    / / Fee paid previously with preliminary materials.

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

--------------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

    (3) Filing Party:

--------------------------------------------------------------------------------

    (4) Date Filed:

--------------------------------------------------------------------------------

                      MISSISSIPPI VALLEY BANCSHARES, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 TO BE HELD ON
                                 APRIL 18, 2001



TO THE STOCKHOLDERS:

    The Annual Meeting of Stockholders of Mississippi Valley Bancshares, Inc. will be held at the St. Louis Marriott West, 660 Maryville Centre Drive, St. Louis, Missouri, 63141 on April 18, 2001, at 9:00 A.M., St. Louis time, for the following purposes:

    1. To elect five Directors, each to serve for a three-year term;

    2. To consider and act upon ratification of the selection of Ernst & Young LLP as independent accountants for 2001; and

    3. To transact such other business as may properly come before the meeting.

    Only stockholders whose names appear of record at the Company's close of business on March 2, 2001 are entitled to receive notice of and to vote at the Annual Meeting or any adjournments thereof.

                                          By Order of the Board of Directors,


                                          Carol B. Dolenz
                                          Secretary and Treasurer


March 16, 2001
St. Louis, Missouri




    ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU INTEND TO BE PRESENT, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE STAMPED AND ADDRESSED ENVELOPE ENCLOSED FOR YOUR CONVENIENCE. STOCKHOLDERS CAN HELP THE COMPANY AVOID UNNECESSARY EXPENSE AND DELAY BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD. THE PRESENCE, IN PERSON OR BY PROPERLY EXECUTED PROXY, OF A MAJORITY OF THE COMMON STOCK OUTSTANDING ON THE RECORD DATE IS NECESSARY TO CONSTITUTE A QUORUM AT THE ANNUAL MEETING.

                   MISSISSIPPI VALLEY BANCSHARES, INC.

                          13205 MANCHESTER ROAD

                        ST. LOUIS, MISSOURI 63131



                             PROXY STATEMENT



                      ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD APRIL 18, 2001

    This Proxy Statement is being furnished to the holders of common stock of Mississippi Valley Bancschares, Inc. (the "Company") on or about March 16, 2001 in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board") of the Company for use at the annual meeting of stockholders (the "Annual Meeting") to be held on April 18, 2001 at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of stockholders, and at any adjournment or postponement of that meeting.

    Holders of shares of common stock, par value $1.00 per share ("Shares" or the "Common Stock"), of the Company at its close of business on March 2, 2001 (the "Record Date") will be entitled to receive notice of and vote at the Annual Meeting. On the Record Date, 9,408,212 shares of Common Stock were outstanding. Holders of Common Stock (the "Stockholders") are entitled to one vote per share of Common Stock they held of record on the Record Date on each matter that may properly come before the Annual Meeting.

    A plurality of the votes of Stockholders cast at the Annual Meeting is required for the election of each director. Ratification of the selection of independent accountants requires the affirmative vote of holders of a majority of the Shares voted. Abstentions and broker non-votes are counted in the number of shares present in person or represented by proxy for purposes of determining whether a quorum is present, but not for purposes of election of directors or ratification of the selection of independent accountants.

    Management of the Company ("Management"), together with members of the Board of Directors of the Company, in the aggregate, directly or indirectly controls approximately 38.8% of the Shares outstanding on the Record Date.

    Stockholders of record on the Record Date are entitled to cast their votes in person or by properly executed proxy at the Annual Meeting. The presence, in person or by properly executed proxy, of a majority of the Common Stock outstanding on the Record Date is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present at the time the Annual Meeting is convened, the Company may adjourn or postpone the Annual Meeting.

    All Common Stock represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not properly revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted FOR the election of the Board's director nominees and FOR proposal 2.
         ---                                                   ---
The Board of Directors of the Company does not know of any matters, other than the matters described in the Notice of Annual Meeting attached to this Proxy Statement, that will come before the Annual Meeting.

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the Annual Meeting, a written notice of revocation bearing a date later than the date of the proxy, (ii) duly executing and dating a subsequent proxy relating to the Common Stock and delivering it to the Secretary of the Company at or before the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to: Corporate Secretary, Mississippi Valley Bancshares, Inc., 13205 Manchester Road, St. Louis, Missouri 63131 (telephone number (314) 543-3512).

    The proxies are solicited by the Board of Directors of the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or facsimile transmission, by directors, officers or employees of the Company or persons employed by the Company for the purpose of soliciting proxies. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the soliciting material to the beneficial owners of Common Stock held of record by such persons, and will be reimbursed by the Company for expenses incurred therewith. The cost of solicitation of proxies will be borne by the Company.


                       ------------------------


              THE DATE OF THIS PROXY STATEMENT IS MARCH 16, 2001.


                             ELECTION OF DIRECTORS

    Pursuant to the By-Laws of the Company, the Company's Board of Directors is divided into three classes of approximately equal numbers of directors. Each of the 16 directors is elected for a three-year term, and the term of each class of directors expires in a different year. All of the current directors (including the nominees for re-election as director) were first elected in 1984, except Mr. Levy, who was first elected in 1987, Mrs. Behan, who was first elected in 1989, Mr. Bush, who was first elected in 1991, Mr. Andrew S. Baur, who was first elected in 1999 and Mr. Humphrey who was first elected in 2000.

    Directors of the Company receive fees of $6,000 annually and $1,000 for each meeting of the Board or $550 for each committee meeting of the Board attended, plus reimbursement of travel expenses incurred in attending Board or committee meetings. The Company's Board of Directors meets at least quarterly.

    The nominees for election to the Board of Directors are: John T. Baumstark, Linn H. Bealke, Theodore P. Desloge, Jr., Donna D. Lambert, and Michael D. Latta, each of whom is a current director of the Company. The members of the Company's Board of Directors whose terms will continue after the meeting, including the nominees for re-election to the Board, with certain information about each of them, including their principal occupations for the past five years, are listed below:


                                                         TERM                     PRINCIPAL OCCUPATION
         DIRECTOR                             AGE       EXPIRES                    DURING PAST 5 YEARS
         --------                             ---       -------                   --------------------

John T. Baumstark............................  56        2001      President, Archway Sales, Inc. (Chemical
                                                                   distributor); President, Jade Leasing (leasing
                                                                   & warehousing); President, Jaruba Corp.
                                                                   (leasing). Mr. Baumstark is a nominee for
                                                                   reelection to the Board.

Andrew N. Baur...............................  56        2002      Chairman and Chief Executive Officer of the
                                                                   Company and the Company's Subsidiary, Southwest
                                                                   Bank of St. Louis (the "Missouri Bank");
                                                                   Director, Rawlings Sporting Goods Company, Inc.

Andrew S. Baur...............................  31        2003      Senior Vice President of the Missouri Bank;
                                                                   Director, Southwest Bank, Belleville (the
                                                                   "Illinois Bank").

Linn H. Bealke...............................  56        2001      President of the Company and Vice Chairman of
                                                                   the Missouri Bank; Chairman and Director of the
                                                                   Illinois Bank; Chairman and Director of
                                                                   Southwest Bank of Phoenix (the "Arizona Bank");
                                                                   Director, Zoltek Companies, Inc. Mr. Bealke is
                                                                   a nominee for reelection to the Board.

Alice C. Behan...............................  55        2003      Private Investor.


                                     3


                                                         TERM                     PRINCIPAL OCCUPATION
         DIRECTOR                             AGE       EXPIRES                    DURING PAST 5 YEARS
         --------                             ---       -------                   --------------------

William H.T. Bush............................  61        2003      Chairman, Bush-O'Donnell & Co., Inc.
                                                                   (Investments and Insurance) Director, D T
                                                                   Industries, Inc.; Director, Lord Abbett Family
                                                                   of Mutual Funds; Director, Right Choice Managed
                                                                   Care, Inc., Director, Engineered Support
                                                                   Systems, Inc.

Franklin J. Cornwell, Jr.....................  58        2003      Private Investor. Vice President, Ralston
                                                                   Purina Co. and CEO of Ralston Purina
                                                                   International (diversified consumer products
                                                                   company) through May, 1995.

Theodore P. Desloge, Jr......................  61        2001      Private investor since February, 1999.
                                                                   President, Bloom & Desloge Enterprises, Inc.
                                                                   (investments); Vice Chairman and Director,
                                                                   Valley Forge Corp. (holding company) through
                                                                   February 1999. Mr. Desloge is a nominee for
                                                                   reelection to the Board.

Louis N. Goldring............................  59        2002      President, AVCORP, inc. (aircraft leasing);
                                                                   Retired Vice Chairman and Chief Executive
                                                                   Officer, Franklin Equity Leasing Co.
                                                                   (automobile and equipment leasing) 1979-1997.

Richard T. Grote.............................  55        2002      Chairman, American Medical Claims, Inc. (claims
                                                                   filing service).

Frederick O. Hanser..........................  58        2003      Chairman, St. Louis Cardinals, L.P. (National
                                                                   League baseball club) since January, 1996; Of
                                                                   counsel since April, 1996 and Partner for more
                                                                   than five years prior thereto, Armstrong
                                                                   Teasdale LLP (law firm).

G. Watts Humphrey, Jr........................  56        2003      President, GWH Holdings, Inc. (private
                                                                   investment company); Chairman and CEO of The
                                                                   Conair Group, Inc.; MetalTech; NexTech,
                                                                   GalvTech and Centria. Director, Churchill
                                                                   Downs, Incorporated.

Donna D. Lambert.............................  61        2001      Private Investor. Mrs. Lambert is a nominee for
                                                                   reelection to the Board.

Michael D. Latta.............................  59        2001      Chairman & CEO of Universe Corporation
                                                                   (fabricator and installer of architectural
                                                                   siding materials) since December 1996;
                                                                   President & CEO of Res Q Tek, Inc. (a
                                                                   manufacturer and distributor of hydraulic and
                                                                   pneumatic rescue equipment) since December
                                                                   1995, President of Code 3 Holdings, Inc.
                                                                   through December, 1995 and President and CEO of
                                                                   Public Safety Equipment, Inc. (related
                                                                   companies in the manufacture of emergency
                                                                   warning systems) 1974-1995. Mr. Latta is a
                                                                   nominee for re-election to the Board.

Mont S. Levy.................................  49        2002      Principal, Buckingham Asset Management, RIA;
                                                                   Member BAM Advisor Services, LLC.

Lewis B. Shepley.............................  61        2002      Consultant. President, Johnson Research &
                                                                   Capital, Inc., June to October 1999; Senior
                                                                   Vice President and Chief Financial Officer, The
                                                                   Reliable Life Insurance Company to June, 1999.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE BOARD OF DIRECTORS' SLATE OF NOMINEES STANDING FOR ELECTION.

COMMITTEES

    The Company's Board of Directors has standing Executive, Audit and Compensation and Employee Benefits Committees. The Executive Committee is composed of Mr. A.N. Baur (Chairman), Mr. A.S. Baur, Mr. Bealke, Mr. Goldring, Mr. Grote, Mr. Hanser and Mr. Humphrey. The Audit Committee is composed of Mr. Baumstark (Chairman), Mr. Bush, Mr. Cornwell, Mr. Latta, Mr. Levy and Mrs. Lambert, several members of the Board of Directors of the Missouri Bank, one member of the Board of Directors of the Illinois Bank, and one member of the Board of Directors of the Arizona Bank. The Compensation and Employee Benefits Committee is composed of Mrs. Behan, Mr. Bush, Mr. Cornwell, Mr. Desloge, Mr. Goldring, Mr. Shepley (Chairman) and one member of the Board of Directors of the Missouri Bank. The Board does not have a nominating committee.

    The Audit Committee, which met 4 times during 2000, recommends to the Board independent auditors to perform audit and non-audit services, reviews the scope and results of such services, reviews with management and the independent auditors any recommendations of the auditors regarding changes and improvements in the Company's accounting procedures and controls and management's response thereto, and reports to the Board after each Audit Committee meeting. A formal "Report of the Audit Committee" is included in this annual proxy statement. The Audit Committee is governed by a written charter approved by the Board and a copy is included in Appendix A.

    The Compensation and Employee Benefits Committee, which met 3 times during 2000, reviews and recommends to the Board the salaries and all other forms of compensation of the officers of the Company, the Missouri Bank, the Illinois Bank, and the Arizona Bank (collectively the "Banks") and Mississippi Valley Capital Company (collectively with the Banks, the "Affiliates").

    During 2000, there were 4 regular meetings of the Board of Directors. All of the Company's directors attended 75% or more of the aggregate number of meetings of the Board and committees on which they served.


REPORT OF THE AUDIT COMMITTEE

    The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

    The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility on nonaudit services with the auditors' independence.

    The Committee discussed with the Company's internal and independent auditors the overall scope and plans for the respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held four meetings during 2000.

    In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for the filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

John T. Baumstark, Audit Committee Chairman
March 13, 2001

EXECUTIVE OFFICERS

    The executive officers of the Company and key executive officers of the Banks, their ages as of December 31, 2000, and their positions with the Company and the Banks are set forth below. All officers serve at the pleasure of the Company's Board of Directors.

          NAME                                AGE                               POSITIONS
          ----                                ---                               ---------
Andrew N. Baur...............................  56      Chairman and Chief Executive Officer of the Company and the
                                                       Missouri Bank.

Linn H. Bealke...............................  56      President of the Company and Vice Chairman and Chief
                                                       Operating Officer of the Missouri Bank; Chairman of the
                                                       Illinois Bank; Chairman of the Arizona Bank.

Carol B. Dolenz..............................  48      Secretary and Treasurer of the Company; Secretary and Vice
                                                       President of the Missouri Bank.

Stephen P. Marsh.............................  45      President of the Missouri Bank and Senior Loan Officer of
                                                       the Banks.

Mary P. Sherrill.............................  46      Vice Chairman and Chief of Bank Operations of the Missouri
                                                       Bank.

Paul M. Strieker.............................  49      Executive Vice President, Controller and Chief Financial
                                                       Officer of the Company, Executive Vice President of the
                                                       Missouri Bank.

EXECUTIVE COMPENSATION

    The following table summarizes compensation earned or awarded to the Company's Chief Executive Officer and all other executive officers whose aggregate annual salary and bonuses exceeded $100,000 during 2000.


                                                                                               LONG TERM
                                                                          ANNUAL              COMPENSATION
                                                                        COMPENSATION          ------------    ALL OTHER
                                                                   ----------------------      SECURITIES    COMPENSATION
                                                                    SALARY        BONUS        UNDERLYING    ------------
          NAME AND PRINCIPAL POSITIONS                   YEAR        ($)           ($)         OPTIONS(#)       ($)(1)
          ----------------------------                   ----        ---           ---         ----------    ------------
Andrew N. Baur                                           2000      $314,510      $225,000        14,000        $31,048
   Chairman and Chief Executive Officer of the Company   1999       304,085       250,000         6,000         33,578
   and the Missouri Bank.                                1998       293,629       210,000        12,000         30,328

Linn H. Bealke                                           2000      $213,823      $180,000        13,000        $35,426
   President of the Company and Vice Chairman and        1999       207,295       200,000         5,000         33,762
   Chief Operating Officer of the Missouri Bank;         1998       199,268       175,000        10,600         31,889
   Chairman of the Illinois Bank and Chairman of the
   Arizona Bank.

Stephen P. Marsh                                         2000      $160,682      $ 85,000        11,000        $18,125
   President of the Missouri Bank and Senior Loan        1999       166,194       100,000         5,000         15,342
   Officer of the Banks.                                 1998       147,735        50,000         6,000          5,676

Mary P. Sherrill                                         2000      $113,166      $ 27,000        10,000        $15,255
   Vice Chairman and Chief of Bank Operations of the     1999       108,166        40,000        10,000         12,368
   Missouri Bank.                                        1998       103,333        27,000         8,000          3,936

Paul M. Strieker                                         2000      $111,883      $ 20,000         3,000        $ 6,507
   Executive Vice President, Controller and Chief        1999       107,500        40,000         3,000          6,180
   Financial Officer of the Company and Executive Vice   1998       103,333        20,000         4,000          4,768
   President of the Missouri Bank.

--------

(1) Consists of Company matching contributions to its 401(k) Plan, imputed value of life insurance benefit, and director's fees; amounts paid in 2000 are as follows:

                                                         401(k) PLAN       LIFE INS.      DIRECTOR'S
                                                        CONTRIBUTIONS      BENEFITS          FEES
                                                        -------------      ---------      ----------
   Mr. A.N. Baur......................................     $4,250           $1,548          $25,250
   Mr. Bealke.........................................      4,250            2,476           28,700
   Mr. Marsh..........................................      4,250              875           13,000
   Mrs. Sherrill......................................      3,750              905           10,600
   Mr. Strieker.......................................      2,618              839            3,050

                                     6

OPTION GRANTS IN 2000

    The following table summarizes options granted during 2000 to the executive officers named above, together with estimates of the value of such options at the end of their five-year terms assuming the market value of the Common Stock appreciates at an annual rate of 5% or 10%.

                                            INDIVIDUAL GRANTS

                                                    PERCENT OF                                 POTENTIAL REALIZABLE
                                       NUMBERS OF     TOTAL                                  VALUE AT ASSUMED ANNUAL
                                       SECURITIES    OPTIONS                                   RATES OF STOCK PRICE
                                       UNDERLYING   GRANTED TO                                   APPRECIATION FOR
                                        OPTIONS     EMPLOYEES     EXERCISE                         OPTION TERM
                                        GRANTED     IN FISCAL    BASE PRICE   EXPIRATION     -----------------------
                                         (#)(1)       YEAR         ($/SH)        DATE         5%($)         10%($)
                                       ----------   ----------   ----------   ----------     --------      ---------

Mr. A.N. Baur..........................  14,000        6.42%       $23.88      July 2005      $92,260      $203,980

Mr. Bealke.............................  13,000        5.96%       $23.88      July 2005      $85,670      $189,410

Mr. Marsh..............................  11,000        5.05%       $23.88      July 2005      $72,490      $160,270

Mrs. Sherrill..........................  10,000        4.59%       $23.88      July 2005      $65,900      $145,700

Mr. Strieker...........................   3,000        1.38%       $23.88      July 2005      $19,770      $ 43,710

--------

(1) The options granted in 2000 are exercisable 25% after the first year from the grant date, 50% after the second year, 75% after the third year, and 100% after the fourth year.


OPTIONS EXERCISED IN 2000 AND YEAR-END OPTION VALUES

    The following table summarizes options exercised during 2000 and the values of options outstanding on December 31, 2000 for the executive officers named above.

                                                                          NUMBER OF SECURITIES          VALUE OF
                                                                               UNDERLYING              UNEXERCISED
                                                                              UNEXERCISED             IN-THE-MONEY
                                                                               OPTIONS AT              OPTIONS AT
                                           SHARES                           FISCAL YEAR-END          FISCAL YEAR-END
                                         ACQUIRED ON        VALUE             EXERCISABLE/            EXERCISABLE/
                NAME                      EXERCISE #      REALIZED $        UNEXERCISABLE #          UNEXERCISABLE $
                ----                     -----------      ----------      --------------------      -----------------

Mr. A.N. Baur............................  25,500          $305,875          30,000/32,000          $111,094/$114,031

Mr. Bealke...............................  31,400          $360,069          25,550/17,050           $51,844/$88,781

Mr. Marsh................................   7,000          $ 86,078          20,249/19,751          $155,272/$75,415

Mrs. Sherrill............................   8,000          $ 88,000          17,000/23,000          $105,094/$62,406

Mr. Strieker.............................      --                --           4,750/8,750            $14,312/$23,906

CONSULTING AGREEMENTS

    The Company and the Missouri Bank have entered into Consulting Agreements ("Consulting Agreements") with Messrs. A.N. Baur and Bealke providing for certain benefits in the event of termination of employment for any reason after a "Change in Control" (as defined in the Consulting Agreements), or for any reason other than voluntarily by the executive or by the Missouri Bank or the Company for "Cause" (as defined in the Consulting Agreements) prior to a Change in Control. Benefits, provided until the executive attains the age of 65 or dies, would include (i) a monthly consulting fee of $2,000; (ii) specified levels of medical insurance for the executive and his dependents; (iii) disability insurance coverage; and (iv) to the extent medical insurance or disability insurance benefits are taxable to the executive, additional compensation equal to the taxes on such benefits and on the additional compensation provided to cover such taxes. Such benefits would be subject to reduction or termination under certain circumstances. Prior to the executive's 60th birthday, he would be required to provide certain consulting services to the Company or the Bank if requested.

EMPLOYMENT AGREEMENTS

    The Company and the Missouri Bank have entered into Management Retention Agreements ("Retention Agreements") with eleven of their respective officers, including Mr. Marsh, Mrs. Sherrill and Mr. Strieker but excluding Mr. A.N. Baur and Mr. Bealke, pursuant to the terms of which, if the employment with the Company or the Missouri Bank of an officer party to such a Retention Agreement is terminated for any reason other than for "Cause" (as defined in the Retention Agreements) within one year after a "Change in Control" (as defined in the Retention Agreements), the officer or his or her personal or legal representative will continue to receive compensation for one year after the date of such termination at a rate equal to the officer's base compensation in effect on either the effective date of such Change of Control or the date of termination of the officer's employment, whichever rate is greater. Current base compensation is $159,000 per annum for Mr. Marsh, $114,000 per annum for Mrs. Sherrill and $112,500 per annum for Mr. Strieker. In addition, the Company agrees to pay all costs and expenses, including reasonable attorney's fees, incurred by the officer in enforcing his or her rights under the Retention Agreement.


PENSION AND SUPPLEMENTAL PENSION PLANS

    The Company sponsors the Southwest Bank of St. Louis Employees Retirement Plan (the "Retirement Plan"), a qualified defined benefit plan, and the Southwest Bank of St. Louis Supplemental Retirement Plan (the "Supplemental Plan"), a non-qualified defined benefit plan. The Retirement Plan credits benefits to participants based upon years of service and compensation at the time of retirement. For purposes of the Retirement Plan, compensation means the average salary over the highest five consecutive years in the most recent ten year period prior to retirement. Benefits are reduced by the amount of Social Security benefits required to be recognized (offset) under the pension formula, and are payable as life annuities at age 65, with no death benefit. Benefits under the Retirement Plan are restricted by certain statutory limits on the amount of compensation which may be considered in calculating benefits and other statutory limitations.

    A participant's benefit under the Supplemental Plan equals his or her benefit as calculated under the Retirement Plan, without regard to statutory limitations contained in the Retirement Plan, reduced by his or her actual benefit under the Retirement Plan. Benefits are payable commencing at age 65, with no death benefit.

    The following table sets forth the estimated annual benefits under both the Retirement and Supplemental Plans based upon various assumed levels of compensation and years of service:


                                      RETIREMENT AND SUPPLEMENTAL PLANS TABLE
                                                                    YEARS OF SERVICE
                                   ----------------------------------------------------------------------------------
       COMPENSATION                  10             15             20             25             30             35
       ------------                -------       --------       --------       --------       --------       --------
$ 75,000.......................    $ 9,000       $ 13,000       $ 18,000       $ 22,000       $ 27,000       $ 31,000

 100,000.......................     13,000         19,000         25,000         32,000         38,000         45,000

 125,000.......................     16,000         25,000         33,000         41,000         49,000         58,000

 150,000.......................     20,000         30,000         40,000         51,000         61,000         71,000

 250,000.......................     35,000         53,000         70,000         88,000        106,000        123,000

 350,000.......................     50,000         75,000        100,000        126,000        151,000        176,000

 450,000.......................     65,000         98,000        130,000        163,000        196,000        228,000

 550,000.......................     80,000        120,000        160,000        201,000        241,000        281,000

    For purposes of determining Retirement and Supplemental Plan benefits, the current compensation for the above-named executive officers is as shown under "Annual Compensation" in the executive compensation table above. Mr. A.N. Baur and Mr. Bealke currently have 16 years of service and would have 25 years of service at age 65. Mr. Marsh currently has 16 years of service and would have 36 years of service at age 65. Mrs. Sherrill currently has 15 years of service and would have 34 years of service at age 65. Mr. Strieker currently has 13 years of service and would have 29 years of service at age 65.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation and Employee Benefits Committee of the Board of Directors (the "Committee"), composed of six independent directors and one independent director of the Missouri Bank, administers the executive compensation program. None of such members is or has been an officer or employee of the Company or of the Banks. The Committee passes on all material issues relating to executive compensation.

    The philosophy of the Committee as it relates to executive compensation is that the Chief Executive Officer ("CEO") and other executive officers should be compensated at competitive levels sufficient to attract, motivate and retain talented executives who are capable of leading the Company and the Banks in achieving their business objectives in an industry facing increasing regulation, competition and change.

    Annual compensation for the Company's senior management consists of base salary and, when appropriate, bonus compensation. Salary levels of Company executives are reviewed, and are normally adjusted, annually, and any bonuses are normally awarded annually. In determining appropriate salaries, the Committee considers: (1) The CEO's recommendations as to compensation for all other executive officers; (2) the scope of responsibility, experience, time in position and individual performance of each officer, including the CEO; and (3) compensation levels at other banking institutions in the St. Louis metropolitan area and in other metropolitan areas. The Committee's analysis is a subjective process which utilizes no specific weighting or formula of the aforementioned factors in determining executives' base salaries.

    The Committee considers bonus compensation to be its primary motivational method for encouraging and rewarding outstanding individual performance, especially for the Banks' senior officers, and overall performance by the Company and the Banks. Awards under the Company's bonus plan are granted by the Committee based primarily upon: (1) performance of the Banks, (2) performance of the individual officer and (3) recommendation of the CEO. The purpose of the bonus plan is to provide a special incentive to each executive to maximize his or her individual performance and the overall performance of the Banks. Especially for most senior officers, bonus-to-salary ratios are sufficiently high so that an executive who is not awarded a bonus will be compensated near the bottom of his industry peer group. Bonuses are not based upon formulas or other objective criteria.

    In setting salaries and bonuses, the Committee utilizes data reflecting peer compensation within the banking industry. Periodically, the Committee receives reports from Hay Management Consultants concerning the compensation of the CEO and of the president of the Company, especially in relation to the compensation of similar executives in the banking industry, and making recommendations in respect of compensation and benefit levels. Such reports were received during 1999, 1997, 1994 and 1991. It is the Committee's present intention to seek advice from outside experts every few years. Annually, the Committee reviews statistical data provided by the Company concerning compensation levels at other banks and bank holding companies in the St. Louis metropolitan area, although useful data is becoming more difficult to acquire because of changes in the local banking market.

    In determining total compensation for officers for 2000, the Committee considered the Company's success in a number of areas. While deposits lagged behind budget somewhat due to very strong, unanticipated competition from smaller banks, loan growth substantially outperformed the budget, the Phoenix bank appears to be off to an excellent start, and earnings were somewhat better than budget. In spite of a successful year, at the suggestion of Chairman Baur, total bonuses declined about four percent from the 1999 level, and the bonuses of the most senior officers declined by ten percent. Mr. Baur felt that the less than typical increase in earnings in 2000, while budgeted and expected because of the cost of growth in a number of areas, should not have to be borne by the stockholders alone, and the Committee acted accordingly.


                                         Lewis B. Shepley, Chairman
                                         Alice C. Behan
                                         William H.T. Bush
                                         Franklin J. Cornwell, Jr.
                                         Theodore P. Desloge, Jr.
                                         Louis N. Goldring
                                         Zsolt Rumy

PERFORMANCE GRAPH

    The following five-year graph compares the percentage change in the Company's cumulative total shareholder return on Common Stock as quoted on the Nasdaq National Market System beginning with January 1, 1996 with the cumulative total return, assuming reinvestment of dividends, of (i) the Nasdaq Stock Market Index for United States companies, and (ii) the Nasdaq Bank Stocks Index.

                       MISSISSIPPI VALLEY BANCSHARES, INC.
                             CUMULATIVE TOTAL RETURN
                                12/31/95-12/31/00





                                    [GRAPH]






                                                  12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
                                                  --------   --------   --------   --------   --------   --------
Mississippi Valley Bancshares...................  100.000    166.725    255.943    270.215    218.858    242.180

NASDAQ Composite (US)...........................  100.000    123.036    150.693    212.509    394.942    237.676

NASDAQ Bank Stocks..............................  100.000    132.035    221.059    219.637    211.147    241.103

CERTAIN TRANSACTIONS

    Some of the directors and officers of the Company and of the Banks, and members of their immediate families and firms and corporations with which they are associated, have had transactions with the Banks, including borrowings and investments in certificates of deposit and repurchase agreements. All such loans and investments have been made in the ordinary course of business, have been made on substantially the same terms, including interest rates paid or charged and collateral required, as those prevailing at the time for comparable transactions with unaffiliated persons, and did not involve more than the normal risk of collectibility or present other unfavorable features. As of December 31, 2000, the aggregate outstanding amount of all loans to officers and directors of the Company and to firms and corporations in which they have at least a 10% beneficial interest was approximately $64 million, which represented approximately 45% of the Company's consolidated shareholders' equity at that date.

    Frederick O. Hanser, a director and stockholder of the Company, is of counsel to the law firm of Armstrong Teasdale LLP, counsel to the Company and the Banks.

                             PRINCIPAL STOCKHOLDERS

    The following tables set forth as of December 31, 2000, certain information concerning the ownership of Common Stock by each person who is known by the Company to own beneficially more than 5% of such stock, by each director of the Company, by each of the executive officers named in the Summary Compensation Table, and by all directors and officers of the Company as a group:

                                                             SHARES OF
                                                              COMMON          PERCENT
       NAME OF BENEFICIAL OWNER                                STOCK         OF CLASS
       ------------------------                              ---------       --------

John T. Baumstark........................................       68,664           *

Andrew N. Baur(1)(2)(3)..................................    1,166,885        11.9%

Andrew S. Baur(1)(2)(4)..................................      219,127         2.2%

Linn H. Bealke(1)(2)(5)(6)...............................      352,572         3.6%

Alice C. Behan...........................................      112,564         1.1%

William H.T. Bush(7).....................................       32,000           *

Franklin J. Cornwell, Jr.................................      127,800         1.3%

Theodore P. Desloge, Jr..................................       40,610           *

Louis N. Goldring........................................      311,650         3.2%

Richard T. Grote.........................................       42,046           *

Frederick O. Hanser(8)...................................       64,410           *

G. Watts Humphrey, Jr.(9)................................      531,960         5.4%

Donna D. Lambert.........................................      117,360         1.2%

Michael D. Latta(10).....................................      163,860         1.7%

Mont S. Levy(11)(12).....................................      155,640         1.6%

Stephen P. Marsh(1)(2)(13)...............................       90,360           *

Lewis B. Shepley.........................................       85,477           *

Mary P. Sherrill(1)(2)(14)...............................       34,714           *

Paul M. Strieker(1)(2)(15)..............................        48,957           *

All Directors and Executive Officers as a Group
  (20 individuals).........................................  3,810,297        38.8%

--------

*    less than one percent

 (1) Assumes the exercise of Options outstanding and exercisable as of December 31, 2000 or within 60 days thereafter, including those beneficially owned by the named person as follows: Mr. A.N. Baur, 30,000; Mr. A.S. Baur, 26,500; Mr. Bealke, 17,050; Mr. Marsh, 20,687; Mrs. Sherrill, 17,000; Mr.
     Strieker, 4,750; all directors and executive officers as a group, 126,487 shares.

 (2) Includes Shares held in the Company's 401(k) Retirement Savings Plan for the benefit of the named person, as to which the named person has sole dispositive power, but no voting power, as follows: Mr. A.N. Baur, 26,879; Mr. A.S. Baur, 2,117; Mr. Bealke, 27,214; Mr. Marsh, 14,943;
     Mrs. Sherrill, 14,014; Mr. Strieker, 12,407; and all directors and officers as a group 108,475 shares.

 (3) Includes 10,456 shares held in a trust of which Mr. Baur is one of two co-trustees and as to which he has shared voting and dispositive power.

 (4) Excludes 616 shares held directly by spouse but includes 850 shares as Co-Trustee of spouse's trust and 800 shares as Trustee of children's trusts.

 (5) Excludes 13,120 shares held by Mr. Bealke's spouse, and includes 9,640 shares in his spouse's IRA Plan in which Mr. Bealke has investment power.

 (6) Includes 4,400 shares held by the Bealke Family Trust of which Mr. Bealke is one of two trustees and as to which he has shared voting and investment power.


                                    11




 (7) Excludes 8,800 shares held by Mr. Bush's spouse.

 (8) Excludes 26,400 shares held by Mr. Hanser's spouse.

 (9) Shares held by Humphrey family trusts whose Trustees have entered into an agreement with Mr. Humphrey granting him sole voting and investment power.

(10) Includes 12,000 shares held in a Charitable Trust of which Mr. Latta has shared voting and investment power.

(11) Includes 102,200 shares, held in two trusts as to which Mr. Levy serves as a co-trustee and has shared voting and dispositive power.

(12) Excludes 200 shares held by Mr. Levy's spouse and 3,000 shares held in Trusts for Mr. Levy's children.

(13) Includes 1,840 shares held as Custodian for minor children, and 24,040 shares held in his spouse's Revocable Trust in which Mr. Marsh has investment power.

(14) Excludes 3,114 shares held by Mrs. Sherrill's spouse.

(15) Excludes 2,000 shares held by Mr. Strieker's spouse.

    For purposes of the table, a person is deemed to be a beneficial owner of Shares if the person has or shares the power to vote or to dispose of them. Unless otherwise indicated in the footnotes, each person had sole voting and dispositive power over the Shares listed in the beneficial ownership table. The shareholders disclaim beneficial ownership in the Shares described in the footnotes as being "held by" or "held for the benefit of" other persons. The address of Mr. A.N. Baur is 13205 Manchester Road, St. Louis, Missouri, 63131.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

    Directors and Executive Officers of the Company are required by Section 16(a) of the Securities Exchange Act of 1934 to file certain reports with the Securities and Exchange Commission detailing their beneficial ownership of common stock and reporting changes in such beneficial ownership. To the Company's knowledge, based solely on review of copies of such reports furnished to the Company and written representations that no other reports were required, during 2000 all Section 16(a) filing requirements were complied with on a timely basis except one late Form 4 filed by Mr. Desloge.

                             SELECTION OF AUDITORS

    Ernst & Young LLP were the auditors of the Company during the year ended December 31, 2000 and also have been selected by the Board of Directors to serve as auditors for the present year. Fees for the last year were annual audit $74,000, audit related services $26,000, and all other nonaudit services, primarily tax consulting $128,000.

    Ernst & Young LLP has served as the Company's independent auditors since
1984.

    A representative of Ernst & Young LLP is expected to be present at the Meeting, will have an opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions of Stockholders.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR RATIFICATION OF ITS SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS TO AUDIT THE ACCOUNTS OF THE COMPANY AND ITS SUBSIDIARIES FOR 2001.

                                 OTHER MATTERS

    Management does not intend to present to the Annual Meeting any business other than the items stated in the "Notice of Meeting of Stockholders" and does not know of any matters to be brought before the Meeting other than those referred to above. If, however, any other matters properly come before the Meeting, the persons designated as proxies will vote on each such matter in accordance with their best judgment.

    Whether or not you expect to be at the Meeting in person, please sign, date and return promptly the enclosed Proxy. No postage is necessary if the Proxy is mailed in the United States.

                             STOCKHOLDER PROPOSALS

    Any proposal to be included in the proxy materials for next year's Annual Meeting must be received at the principal executive offices of the Company at 13205 Manchester Road, St. Louis, Missouri, 63131 not later than November 16, 2001. Any such proposals should be directed to the attention of the Secretary for consideration for inclusion in the Company's Proxy Statement and Form of Proxy relating to the next Annual Meeting. Any such proposals must comply in all respects with the rules and regulations of the Securities and Exchange Commission and it is suggested that proponents of any proposals submit such proposals to the Company sufficiently in advance of the deadline by Certified Mail-Return Receipt Requested.

    In addition, if a stockholder fails to notify the Company on or before February 1, 2002 of a proposal which such stockholder intends to present a next year's Annual Meeting other than through inclusion of such proposal in the Company's proxy materials for the meeting, then management proxies may use their discretionary voting authority with respect to such proposal if it is presented at the meeting.

                                         By Order of the Board of Directors



                                         CAROL B. DOLENZ
                                         Secretary and Treasurer



March 16, 2001
St. Louis, Missouri

                                                                     APPENDIX A

                            AUDIT COMMITTEE CHARTER

    There shall be a joint Audit Committee of Mississippi Valley Bancshares, Inc. (the "Corporation") and all its subsidiaries, including Southwest Bank of St. Louis, Southwest Bank, Belleville, Southwest Bank of Phoenix, MVBI Capital Trust and Mississippi Valley Capital Company consisting of at least three members from the Corporation's and the subsidiaries' Board of Directors. The members of the Audit Committee shall be elected by, and shall serve at the pleasure of, the respective Board of Directors of which they are members. All members must be outside directors who are independent of management. Members of the Committee shall be considered independent as defined in the "Independence" section of the Blue Ribbon Committee's Report and Recommendations from February 1999. All Committee members shall be financially literate, [or shall become financially literate within a reasonable period of time after appointment to the Committee], and at least one member shall have accounting or related financial management expertise.

    The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community and others relating to the Corporation's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Corporation's financial statements, and the legal compliance and ethics programs as established by management and the Board.

    The specific objectives and responsibilities of the Audit Committee are as follows:

    1.  Review and update the Audit Committee's Charter annually.

    2. Recommend to the Board of Directors the independent auditors to be nominated, approve the compensation of the independent auditor and review and approve the discharge of the independent auditors. The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Corporation's shareholders.

    3. Review and concur in the appointment, replacement, reassignment or dismissal of the internal auditor.

    4. Confirm and assure the independence of the internal auditor and the independent auditor by obtaining at least annually a letter from the independent auditor defining their independence.

    5. Inquire of management, the internal auditor and the independent auditor about significant risks or exposure and assess the steps management has taken to minimize such risk to the company.

    6. Consider, in consultation with the independent auditor and the internal auditor, the audit frequency schedule of the internal auditors and the scope and plan of the independent auditor.

    7. Review with the internal auditor and the independent auditor the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

    8. Consider and review with the independent auditor and the internal auditor:

        a. The adequacy of the Corporation's and the subsidiaries' (collectively the "Company's") internal controls, including information system controls and security.

        b. Any related significant findings and recommendations of the independent auditor and the internal auditor together with management's responses thereto.

    9. Review the interim financial statements with management and the independent auditors prior to the filing of the Corporation's Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The Chairman of the Committee may represent the entire Committee for the purpose of this review.

    10. Review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgement about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. Based on the review and discussions, the Committee should recommend to the Board that the audited financial statements be included in the company's Annual Report on Form 10-K for filing with the Commission.

    11. Consider and review with management and the internal auditor:

        a. Significant findings noted during the year and management's response thereto.

        b. Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

        c. Any changes required in the planned scope of their audit plan.

        d. The internal auditing department budget and staffing.

        e. The internal auditing department charter.

        f. Internal auditing's compliance with the IIA's Standards for the Professional Practice of Internal Auditing (Standards).

    12. Review legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators.

    13. Meet with the internal auditor, the independent auditor and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Audit Committee.

    14. Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.

    15. The Committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants or others to assist it in the conduct of any investigation.

    16. The Committee shall meet at least four times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

    17. The Committee will perform such other functions assigned by law, the Company's charter or bylaws, or the Board of Directors.

                           INTERNAL AUDIT DEPARTMENT

    The Internal Audit Department was created by and exists as an extension of the Audit Committee of the Board of Directors for the purpose of assisting the Committee and the Board in satisfying their legal obligations for ensuring proper and reasonable operations of the Company. In order to promote independence and enable the Internal Audit Department to maintain objectivity to render unbiased judgments, the internal auditor reports functionally to the Audit Committee of the Board of Directors and administratively to the Chief Executive Officer. The Internal Audit Department is accorded full authority to review the areas of the Company at any time with access to all records, property and personnel.

    The specific objectives and responsibilities of the Internal Audit Department are as follows:

    1. Representing the Audit Committee, it examines accounting, financial and other operations at appropriate intervals for the purpose of review for the existence of, and adherence to, desired controls, so that the Board may have confidence in the accuracy of financial and other information, the safety of assets and the correction of errors in a timely matter.

    2. It determines whether operations of the Company are efficiently and effectively carried out in accordance with Company policy, applicable regulatory requirements, generally accepted accounting principles and sound business practices.

    3. On an ongoing basis and at appropriate levels of management, it furnishes formal reports of audits performed to include, at a minimum, scope, objective analysis of findings, recommendations for corrective actions, and general assessment of an activity reviewed. Follow-up should be provided to determine whether adequate corrective steps have been taken.

    4. It maintains an effective audit program; is staffed by competent, qualified personnel; and is directed toward the highest exposures to risk while employing resources efficiently and effectively according to overall company objectives and audit frequency schedule which is approved by the Audit Committee on an annual basis.

    5. It is involved in establishing new systems or in modifying existing systems so that controls can be prescribed before implementation.

    6. It works jointly with the Company's outside auditors so that its work is done in the most efficient manner possible and with the least amount of disruption to the Company's operations.

    7. It promotes understanding and appreciation of internal controls and their application to the Company's operations through written and oral, formal and informal, communications management.

    8. It is represented on all major committees of the Company such as corporate planning and others as deemed appropriate to see that it is promptly aware of developments that require its input, especially when internal control considerations are involved.

    9. It reports the results of its activities to the Audit Committee on a quarterly basis.





       /s/ Andrew N. Baur                       /s/ John T. Baumstark
       ----------------------------             ------------------------------
       Andrew N. Baur                           John T. Baumstark
       Chairman of the Board                    Chairman of Audit Committee

                                                PLEASE MARK
                                                YOUR VOTES AS  / X /
                                                INDICATED IN
                                                THIS EXAMPLE

1. ELECTION OF DIRECTORS:

        FOR ALL NOMINEES              WITHHOLD
        LISTED AT RIGHT               AUTHORITY
       (EXCEPT AS MARKED       TO VOTE FOR ALL NOMINEES
        TO THE CONTRARY)            LISTED AT RIGHT

              / /                        / /

(Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name.)

John T. Baumstark, Linn H. Bealke, Theodore P. Desloge, Jr., Donna D. Lambert, Michael D. Latta


2. Proposal to ratify the selection of Ernst & Young
   LLP as independent accountants for 2001.

           FOR    AGAINST    ABSTAIN
           / /      / /        / /

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy when properly executed, will be voted in the manner directed herein by the Stockholders. If no direction is made, this Proxy will be voted FOR the proposal set forth in Item 2 and FOR the management nominees for Directors set forth in Item 1, and in accordance with the best judgement of the Proxies on any other business which properly comes before the meeting.

Dated:_____________________________________, 2001

_________________________________________________

_________________________________________________
Signature(s)

(This Proxy must be signed exactly as the name appears hereon. If acting as attorney, executor, or trustee, or in a corporate or representative capacity, please sign name and title.)



        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                       USING THE ENCLOSED ENVELOPE


--------------------------------------------------------------------------
                         * FOLD AND DETACH HERE *

                 MISSISSIPPI VALLEY BANCSHARES, INC.
                        13205 MANCHESTER ROAD
                     SAINT LOUIS, MISSOURI 63131
                            (314) 543-3512


Dear Shareholder:

The annual meeting of Stockholders of Mississippi Valley Bancshares, Inc. will be held at the St. Louis Marriott West, 660 Maryville Centre Drive, St. Louis, Missouri 63141 on April 18, 2001 at 9:00 a.m., St. Louis time. At the meeting Stockholders will elect five directors.

It is important that your shares are represented at this meeting. Whether or not you plan to attend the meeting, please review the enclosed proxy material, complete the attached proxy form below and return it promptly in the envelope provided.

                 MISSISSIPPI VALLEY BANCSHARES, INC.
          THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Andrew N. Baur and Linn H. Bealke, and either of them, attorneys with full power of substitution, with the powers the undersigned would possess if personally present, to vote all shares of Common Stock of the undersigned in MISSISSIPPI VALLEY BANCSHARES, INC. at the Annual Meeting of Stockholders to be held at 9:00 A.M., April 18, 2001, and at any adjournments thereof on all matters properly coming before the meeting.



              (Please sign and date on the reverse side)




--------------------------------------------------------------------------
                       * FOLD AND DETACH HERE *

      YOU CAN NOW ACCESS YOUR MISSISSIPPI VALLEY ACCOUNT ONLINE.

Access your Mississippi Valley stockholder account online via Investor ServiceDirect(SM) (ISD).

Mellon Investor Services LLC agent for Mississippi Valley, now makes it easy and convenient to get current information on your shareholder account. After a simple, and secure process of establishing a Personal
Identification Number (PIN), you are ready to log in and access your account to:

          * View account status           * View payment history for dividends
          * View certificate history      * Make address changes
          * View book-entry information   * Obtain a duplicate 1099 tax form
                                          * Establish/change your PIN

        VISIT US ON THE WEB AT HTTP://WWW.MELLON-INVESTOR.COM
           AND FOLLOW THE INSTRUCTIONS SHOWN ON THIS PAGE.

STEP 1: FIRST TIME USERS - ESTABLISH A PIN

You must first establish a Personal Identification
Number (PIN) online by following the directions provided in the upper right portion of the web screen as follows. You will also need your Social
Security Number (SSN) available to establish a PIN.

 INVESTOR SERVICEDIRECT(SM) IS CURRENTLY ONLY AVAIL-
  ABLE FOR DOMESTIC INDIVIDUAL AND JOINT ACCOUNTS.

* SSN
* PIN
* Then click on the  Establish PIN  button

Please be sure to remember your PIN, or
maintain it in a secure place for future reference.

STEP 2: LOG IN FOR ACCOUNT ACCESS

You are now ready to log in. To access
your account please enter your:

* SSN
* PIN
* Then click on the  Submit  button

If you have more than one account,
you will now be asked to select the
appropriate account.

STEP 3: ACCOUNT STATUS SCREEN

You are now ready to access your
account information. Click on the
appropriate button to view or initiate
transactions.

* Certificate History
* Book-Entry Information
* Issue Certificate
* Payment History
* Address Change
* Duplicate 1099


     FOR TECHNICAL ASSISTANCE CALL 1-877-978-7778 BETWEEN
              9AM-7PM MONDAY-FRIDAY EASTERN TIME

                                                PLEASE MARK
                                                YOUR VOTES AS  / X /
                                                INDICATED IN
                                                THIS EXAMPLE

1. ELECTION OF DIRECTORS:

        FOR ALL NOMINEES              WITHHOLD
        LISTED AT RIGHT               AUTHORITY
       (EXCEPT AS MARKED       TO VOTE FOR ALL NOMINEES
        TO THE CONTRARY)            LISTED AT RIGHT

              / /                        / /

(Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name.)

John T. Baumstark, Linn H. Bealke, Theodore P. Desloge, Jr., Donna D. Lambert, Michael D. Latta


2. Proposal to ratify the selection of Ernst & Young
   LLP as independent accountants for 2001.

           FOR    AGAINST    ABSTAIN
           / /      / /        / /

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy when properly executed, will be voted in the manner directed herein by the Stockholders. If no direction is made, this Proxy will be voted FOR the proposal set forth in Item 2 and FOR the management nominees for Directors set forth in Item 1, and in accordance with the best judgement of the Proxies on any other business which properly comes before the meeting.

Dated:_____________________________________, 2001

_________________________________________________

_________________________________________________
Signature(s)

(This Proxy must be signed exactly as the name appears hereon. If acting as attorney, executor, or trustee, or in a corporate or representative capacity, please sign name and title.)



        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                       USING THE ENCLOSED ENVELOPE


--------------------------------------------------------------------------
                         * FOLD AND DETACH HERE *

                 MISSISSIPPI VALLEY BANCSHARES, INC.
                        13205 MANCHESTER ROAD
                     SAINT LOUIS, MISSOURI 63131
                            (314) 543-3512


Dear Shareholder:

The annual meeting of Stockholders of Mississippi Valley Bancshares, Inc. will be held at the St. Louis Marriott West, 660 Maryville Centre Drive, St. Louis, Missouri 63141 on April 18, 2001 at 9:00 a.m., St. Louis time. At the meeting Stockholders will elect five directors.

It is important that your shares are represented at this meeting. Whether or not you plan to attend the meeting, please review the enclosed proxy material, complete the attached proxy form below and return it promptly in the envelope provided.

TO PARTICIPANTS IN THE SOUTHWEST BANK 401(K) RETIREMENT SAVINGS PLAN ("PLAN"): The number of shares shown above shows shares credited to the accounts of participants in the Plan. This form therefore will constitute voting instructions for shares held by participants in the Plan. If you own shares through the Plan and do not vote, the trustee of the Plan will vote Plans' shares in the same proportion as shares for which instructions were received under the Plan.

                 MISSISSIPPI VALLEY BANCSHARES, INC.
          THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Andrew N. Baur and Linn H. Bealke, and either of them, attorneys with full power of substitution, with the powers the undersigned would possess if personally present, to vote all shares of Common Stock of the undersigned in MISSISSIPPI VALLEY BANCSHARES, INC. at the Annual Meeting of Stockholders to be held at 9:00 A.M., April 18, 2001, and at any adjournments thereof on all matters properly coming before the meeting.



              (Please sign and date on the reverse side)




--------------------------------------------------------------------------
                         * FOLD AND DETACH HERE *

                      APPENDIX

     Page 10 of the printed proxy statement contains a Cumulative Total Return Graph. The information plotted in the graph has been presented in a tabular format that may be processed by the EDGAR system.